                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                          (Amendment No.------------ )

Filed by the Registrant                                    |X|
Filed by a Party other than the Registrant                 |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive  Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              SECURITY INCOME FUND

                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)   Title of each class of securities to which transaction applies:
      2)   Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4)   Proposed maximum aggregate value of transaction:
      5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)   Amount Previously Paid:
      2)   Form, Schedule or Registration Statement No.:
      3)   Filing Party:
      4)   Date Filed:

                  Notice of Special Meeting of Stockholders of
              Security Income Fund, Global Aggressive Bond Series
                           to be held April 28, 1997
                   700 SW Harrison, Topeka, Kansas 66636-0001
                            Telephone 1-800-888-2461


To the Stockholders of
 * Security Income Fund
     - Global Aggressive Bond Series

     Notice is hereby given that a special meeting of the stockholders of Global Aggressive Bond Series of Security Income Fund (the "Fund"), a Kansas corporation, will be held at the offices of the Fund, Security Benefit Group Building, 700 SW Harrison Street, Topeka, Kansas 66636-0001, on April 28, 1997 at 9:30 a.m. local time ("Meeting"), for the following purposes:

     1. To approve a New Investment Advisory Contract, as exhibited in the attached proxy statement, which replaces Security Management Company, LLC as investment manager to the Fund with MFR Advisors, Inc. (MFR Advisors, Inc. is currently a sub-adviser to the Fund.)

     2. To approve a new Sub-Advisory Contract, as exhibited in the attached proxy statement, between the prospective investment adviser, MFR Advisors, Inc. and Lexington Management Corporation. (Lexington Management Corporation is currently a sub-adviser to the Fund.)

     3. To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

     The Board of Directors of Security Income Fund on behalf of the Fund has fixed the close of business on March 3, 1997, as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting.


     Notice is also given that on February 7, 1997, the Board of Directors of Security Income Fund approved a change in the names of the existing series of the Fund from Global Aggressive Bond Series A and B to Global High Yield Series A and B to more fully reflect the investment objectives of the Series. The name change will be made effective May 1, 1997.


     THERE IS  ENCLOSED  A PROXY FORM  SOLICITED  BY THE BOARD OF  DIRECTORS  OF
SECURITY INCOME FUND. ANY FORM OF PROXY WHICH IS EXECUTED AND RETURNED, NEVERTHELESS MAY BE REVOKED PRIOR TO ITS USE. ALL SUCH PROXIES PROPERLY EXECUTED AND RECEIVED IN TIME WILL BE VOTED AT THE MEETING.

                                           By order of the Board of Directors of
                                                           Security Income Fund,
                                                                      AMY J. LEE
                                                                       Secretary
Topeka, Kansas

March 27, 1997


--------------------------------------------------------------------------------

Important: Stockholders who do not expect to be present in person at the meeting are requested to make, date, sign and return the enclosed proxy card(s) to the Fund as early as possible.

SECURITY INCOME FUND
  - GLOBAL AGGRESSIVE BOND SERIES

MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 SW HARRISON STREET, TOPEKA, KANSAS 66636-0001

                SPECIAL MEETING OF STOCKHOLDERS, APRIL 28, 1997
                                PROXY STATEMENT

                     SOLICITATION AND REVOCATION OF PROXIES


     The enclosed proxy is solicited by and on behalf of the Board of Directors of Security Income Fund for Global Aggressive Bond Series (the "Fund") and is revocable by timely submission to the Secretary of the Security Income Fund of another proxy or of notice of revocation in proper written form, or by voting the shares in person at the Meeting. A second proxy form may be obtained from the Secretary of Security Income Fund. The cost of soliciting proxies will be borne by Security Management Company, LLC, the Fund's existing investment manager ("SMC" or the "Existing Investment Manager"). In addition to solicitations by mail, some of the Existing Investment Manager's officers and employees, without extra remuneration, may conduct additional solicitation by telephone, telegraph and personal interviews. Proxies will be mailed on or about March 27, 1997.


                               VOTING SECURITIES

     Only stockholders of record at the close of business on March 3, 1997 are entitled to vote at the special Meeting. On that date, the outstanding number of voting securities of the Fund was as follows: 348,413.268 Class A shares and 148,160.022 Class B shares, all of which are common stock of the Fund of the par value of $1.00 per share. Each share in each series is entitled to one vote. Approval of the New Investment Advisory Contract, Proposal No. 1, and the New Sub-Advisory Contract, Proposal No. 2, will each require the affirmative vote of a majority of the outstanding shares of the common stock of the Fund. A "majority vote" is defined as the vote of either 67% or more of voting securities present at the meeting in person or by proxy, or more than 50% of the outstanding voting securities of the Fund, whichever is less. The Class A and Class B shares of the Fund will be voted together on each proposal due to the commonality of the interest of the two classes of shares with respect to the proposals to be voted upon.

--------------------------------------------------------------------------------

The Fund will furnish, without charge, a copy of the annual report containing audited financial statements for the fiscal year ended December 31, 1996 to a shareholder upon request. Such requests should be directed to Amy Lee, Secretary of the Fund by writing the Fund at 700 SW Harrison, Topeka, Kansas 66636-0001, or by calling the Fund's toll-free telephone number 1-800-888-2461, extension 3127.

                                 PROPOSAL NO. 1
      APPROVAL OF NEW INVESTMENT ADVISORY CONTRACT WITH MFR ADVISORS, INC.


     The Fund's shareholders are asked to approve a new Investment Advisory Contract (the "New Investment Advisory Contract") between the Fund and MFR Advisors, Inc. ("MFR" or the "New Investment Manager"). Pursuant to this proposal, MFR will replace SMC as the principal investment adviser to the Fund. MFR currently serves as sub-adviser to the Fund. The Fund's Board of Directors, including a majority of the disinterested Directors, approved the New Investment Advisory Contract at a Meeting held on February 7, 1997. If the Fund's stockholders approve the New Investment Advisory Contract at the Meeting, the Existing Investment Advisory Contract between the Fund and SMC, the existing Sub-Advisory Contract between SMC and Lexington, and the existing Sub-Advisory Contract between Lexington and MFR will terminate effective on May 1, 1997 (or on such later date on which stockholder approval is obtained). The terms of the New Investment Advisory Contract, including the investment management fee payable by the Fund, are identical in all material respects to the terms of the Existing Investment Advisory Contract.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S STOCKHOLDERS VOTE FOR APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT.

                                 PROPOSAL NO. 2
            APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN MFR AND
                        LEXINGTON MANAGEMENT CORPORATION


     The Fund's shareholders are asked to approve a new sub-advisory agreement between MFR and Lexington Management Corporation ("Lexington" or the "Sub-Adviser"). Lexington currently furnishes sub-advisory services to the Fund pursuant to the terms of a sub-advisory contract between SMC and Lexington. If this Proposal No. 2 is approved by the shareholders, Lexington will continue to provide sub-advisory services to the Fund pursuant to a new sub-advisory contract between MFR and Lexington (the "New Sub-Advisory Contract"). The Fund's Board of Directors, including a majority of the disinterested Directors, approved the New Sub-Advisory Contract at a Meeting held on February 7, 1997. The terms of the New Sub-Advisory Contract, including the net investment management fee which will be paid to Lexington by MFR, are identical in all material respects to the terms of the existing Sub-Advisory Contract between SMC and Lexington. The execution of Proposal No. 2 if approved, is contingent upon the approval of the New Investment Advisory Contract between the Fund and MFR as the new investment adviser of the Fund under Proposal No. 1.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S STOCKHOLDERS VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY CONTRACT.

                     EXISTING INVESTMENT ADVISORY CONTRACTS


     EXISTING INVESTMENT ADVISORY CONTRACT. Security Management Company, LLC, successor firm to Security Management Company, 700 SW Harrison, Topeka, Kansas 66636-0001 has served as the investment adviser to the Fund since its inception pursuant to an amendment, dated May 1, 1995, to the Investment Advisory Contract with Security Income Fund ("Existing Investment Advisory Contract"), which was approved by the initial Stockholder of the Fund on April 18, 1995. The contract was renewed by the Board of Directors of Security Income Fund (including a majority of the directors who are not parties to the contract or interested persons of any such party) on February 7, 1997, and will continue in effect until stockholder approval of the New Investment Advisory Contract proposed by this proxy, or, if such contract is not approved, until May 1, 1998 and from year to year thereafter providing such continuance is specifically approved by the vote of the majority of the Board of Directors of Security Income Fund (including a majority of such directors who are not parties to the contract or interested persons of any such party) cast in person at a meeting specifically called for voting on such renewal. The contract provides that it may be terminated without penalty at any time upon sixty days' notice by the Board of Directors of Security Income Fund, or by a vote of the holders of a majority of the outstanding securities of the Global Aggressive Bond Series, or by the Existing Investment Manager. The contract terminates automatically in the event of its assignment (as such term is defined in the Investment Company Act of 1940).


     Pursuant to the terms of the Existing Investment Advisory Contract the Existing Investment Manager furnishes statistical and research services to the Fund, supervises and arranges for the purchase and sale of securities on behalf of the Fund, provides for the maintenance and compilation of records pertaining to the investment advisory functions, and also makes certain guarantees with respect to the Fund's annual expenses. As compensation for the services provided to the Fund, the Existing Investment Manager receives on an annual basis, .75 percent of the average daily net assets of the Fund, computed on a daily basis and payable monthly. The contract provides that for each of the full fiscal years during it's term, the Existing Investment Manager guarantees that the aggregate annual expenses of every character, exclusive of brokerage commissions, interest, taxes, Class B distribution fees and extraordinary expenses (such as litigation), but inclusive of the Existing Investment Manager's compensation, shall not for the Fund exceed any expense limitation imposed by state securities regulation in any state in which shares of the Fund are qualified for sale. The Existing Investment Manager agrees to contribute such funds to the Fund or to waive such portion of its compensation in any year as may be necessary to ensure that the total annual expenses shall not exceed any such limitation.


     For the fiscal year ended December 31, 1996, all of the investment advisory, transfer agent and administrative fees were voluntarily waived by the Existing Investment Manager. Absent such waiver, the Existing Investment Manager would have earned $34,900 from the Fund under the terms of the Existing Investment Advisory Contract. In addition the Existing Investment Manager provided transfer agent services and certain other administrative services for which it would have received $1,269 for transfer agent services and $41,953 for administrative services during such fiscal year. Such services were provided pursuant to an Administrative Services and Transfer Agency Agreement with Security Income Fund, dated April 1, 1987, which was amended on May 1, 1995, to include the Fund.


     EXISTING LEXINGTON SUB-ADVISORY CONTRACT. The Existing Investment Manager has engaged Lexington Management Corporation ("Lexington" or the "Sub-Adviser"), Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, to provide certain investment advisory services to the Fund pursuant to the terms of a sub-advisory agreement dated May 1, 1995 ("Existing Lexington Sub-Advisory Agreement") between the Existing Investment Manager and Lexington. The contract was renewed by the Board of Directors of Security Income Fund (including a majority of the directors who are not parties to the contract or interested persons of any such party) on February 7, 1997. The contract will continue in effect until stockholder approval of the New Investment Advisory Contract proposed by this proxy, or, if such contract is not approved, until May 1, 1998 and from year to year thereafter providing such continuance is specifically approved by the vote of the majority of the Board of Directors of Security Income Fund (including a majority of such directors who are not parties to the contract or interested persons of any such party) cast in person at a meeting specifically called for voting on such renewal. Under the Existing Lexington Sub-Advisory Agreement, Lexington furnishes the Fund with investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities, and provides for the maintenance and compilation of records pertaining to such investment advisory functions subject to the control and supervision of the Board of Directors of the Fund and the Existing Investment Manager. As compensation for the services provided to the Fund, the Existing Investment Manager pays Lexington, on an annual basis, a fee equal to .35 percent of the average daily net assets of such Fund, calculated daily and payable monthly. The Existing Lexington Sub-Advisory Agreement may be terminated without penalty at any time by either party on sixty days' written notice and is automatically terminated in the event of its assignment or in the event that the Existing Investment Advisory Contract between the Existing Investment Manager and the Fund is terminated, assigned or not renewed.

     EXISTING MFR SUB-ADVISORY CONTRACT. Lexington has engaged MFR Advisors, Inc., One Liberty Plaza, New York, New York 10006, to provide the Fund with investment and economic research services, pursuant to the terms of a sub-advisory agreement dated May 1, 1995 ("Existing MFR Sub-Advisory Agreement") between Lexington and MFR. The contract was renewed by the Board of Directors of Security Income Fund (including a majority of the directors who are not parties to the contract or interested persons of any such party) on February 7, 1997. The contract will continue in effect until stockholder approval of the New Investment Advisory Contract proposed by this proxy, or, if such contract is not approved, until May 1, 1998 and from year to year thereafter providing such continuance is specifically approved by the vote of the majority of the Board of Directors of Security Income Fund (including a majority of such directors who are not parties to the contract or interested persons of any such party) cast in person at a meeting specifically called for voting on such renewal. Pursuant to the contract, MFR provides investment and economic research services to the Fund, subject to the control and supervision of the Board of Directors, the Existing Investment Manager and Lexington. For the services provided by MFR, MFR receives from Lexington, on an annual basis, a fee equal to .15 percent of the average daily net assets of the Fund, calculated daily and payable monthly. The Existing MFR Sub-Advisory Agreement may be terminated without penalty at any time by either party on sixty days' written notice and is automatically terminated in the event of its assignment or in the event that the Existing Investment Advisory Contract between the Existing Investment Manager and the Fund or the Existing Lexington Sub-Advisory Agreement is terminated, assigned or not renewed.

                        NEW INVESTMENT ADVISORY CONTRACT

     The Fund proposes to enter into the New Investment Advisory Contract with MFR Advisors, Inc., attached as Exhibit A to this proxy statement, subject to approval by a majority of the stockholders. The New Advisory Contract was proposed by the Existing Investment Manager and was unanimously approved by the Board of Directors of Security Income Fund (including a majority of such directors who are not parties to such contract or interested persons of any such party) on February 7, 1997. The New Investment Advisory Contract differs from the Existing Investment Advisory Contract only in that it replaces SMC with MFR as the new investment manager. The terms of the New Investment Advisory Contract are identical in all material respects to the terms of the Existing Investment Advisory Contract. As with the Existing Investment Advisory Contract, the New Investment Advisory Contract provides for compensation equal to .75 of one percent of the Fund's average net assets computed on a daily basis and payable monthly.

     It is expected that the new contract will become effective on May 1, 1997, provided that prior to that date it is approved by the holders of a majority of the outstanding voting securities of the Fund. The new contract shall continue in force until May 1, 1998, and from year to year thereafter, providing such continuance is specifically approved by a majority of the Board of Directors of the Fund (including a majority of such directors who are not parties to the New Investment Advisory Contract or interested persons of any such party). At the time the New Investment Advisory Contract becomes effective, the Existing

Investment Advisory Contract, Existing Lexington Sub-Advisory Contract and Existing MFR Sub-Advisory Contract will automatically terminate.


     In recommending the approval of the New Investment Advisory Contract to the stockholders of the Fund, the Board considered such factors as it deemed reasonably necessary, including (1) the fairness of the investment advisory fee to be paid by the Fund; (2) the nature and quality of the services to be rendered and the results achieved by the New Investment Manager in its capacity as sub-adviser to the Fund during the past two years; (3) the cost to the Fund for administrative services to be rendered by the Existing Investment Manager under a separate administrative services agreement; (4) comparative industry advisory fee structures and expense ratios for the Fund including, specifically, the relationship of the proposed advisory fee rates to those typically charged similar mutual funds; (5) the financial soundness of the New Investment Manager to render all necessary services to the Fund; and (6) the total fees paid by the Fund, including 12b-1 plan fees. The Board gave equal weight to each of the above factors when considering approval of the Contract.

     The New Investment Advisory Contract provides that for each of the Fund's full fiscal years during its term, the New Investment Manager guarantees that the aggregate annual expenses of every character, exclusive of brokerage commissions, interest, taxes and extraordinary expenses (such as litigation), but inclusive of the New Investment Manager's compensation, shall not exceed any expense limitation imposed by state securities regulation in any state in which shares of the Fund are qualified for sale. The New Investment Manager agrees to contribute such funds to the Fund or to waive such portion of its compensation in any year as may be necessary to ensure that such total annual expenses will not exceed any such limitation. The New Investment Manager, however, is not aware of any such limitation currently imposed by state securities regulation, and therefore, does not anticipate waiving or reimbursing any expenses under this provision. However, the Investment Adviser intends to voluntarily limit the expenses of the Fund to 2.00 percent of average net assets with respect to Class A shares and 2.75 percent of average net assets with respect to Class B shares during the year ending December 31, 1997.


     The New Investment Advisory Contract sets forth the New Investment Manager's responsibilities and the procedures relating to portfolio transactions and brokerage. The New Investment Manager may benefit from its relationship with the Fund by receiving investment information and services from broker/dealers that execute transactions in portfolio securities on behalf of the Fund. The New Investment Manager may use all, none or some of such information and services in providing investment advisory services to the Fund and other mutual funds under its management. The New Investment Advisory Contract does not change past practices and policies of the Fund relating to portfolio transactions, nor does it change services to be performed or facilities to be provided. For further discussion regarding portfolio brokerage and the possible benefits to the New Investment Manager, see Portfolio Brokerage on page 11.


     The New Investment Advisory Contract also sets forth the expenses to be paid by the New Investment Manager and the Fund. The New Investment Manager is to pay only those expenses relating to its responsibility to provide investment advisory, statistical and research services and facilities, including all clerical services relating to research, statistical and investment work, and for the compilation and maintenance of such records relating to these functions as are required under applicable law and the rules and regulations of the Securities and Exchange Commission. The Fund will be responsible for its expenses, including the following expenses: office rental or general administrative expenses, insurance premiums, expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Fund's shares, expenses of maintaining the Fund's corporate existence, directors' fees, expenses of preparing and distributing reports to shareholders, brokerage commissions, interest charges, and legal, auditing and accounting expenses. The Board and the Management of the Fund believe limiting the Investment Manager's responsibilities to providing investment advisory, statistical and research services, is consistent with industry practice.

     The Board of Directors of the Fund, unanimously recommends approval of the New Investment Advisory Contract by a vote in favor of Proposal No. 1. In the event the proposed contract is not approved, the Existing Investment Advisory Contract will continue in effect according to its terms.

                           NEW SUB-ADVISORY CONTRACT


     The Fund proposes to enter into a new Sub-Advisory Contract ("New Sub-Advisory Contract") between the New Investment Manager and Lexington Management Corporation attached hereto as Exhibit "B," which will replace the Existing Lexington Sub-Advisory Contract between the Existing Investment Manager and Lexington. The terms of the New Sub-Advisory Contract, including the investment management fee which will be paid to the Sub-Adviser by the New Investment Manager, are identical in all material respects to the terms of the Existing Lexington Sub-Advisory Contract. The New Sub-Advisory Contract was proposed by the Existing Investment Manager and was unanimously approved by the Board of Directors of Security Income Fund (including a majority of such directors who are not parties to such contract or interested persons of any such party) on February 7, 1997. The execution of this Proposal No. 2 is contingent upon shareholder approval of Proposal No. 1 pertaining to the approval of MFR as the New Investment Manager.


     Under the New Sub-Advisory Contract, the Sub-Adviser will continue to furnish the Fund with investment research and advice in connection with the Fund's investment in global securities, and effect purchases and sales of portfolio securities, subject to the policies and control of the Board of Directors and the supervision of the New Investment Manager. For its services, the Sub-Adviser will receive from the New Investment Manager a monthly fee at the annual rate of .20% of the average daily closing value of the net assets of the Fund. The Sub-Adviser has agreed to pay its expenses in connection with
providing  the  advisory  services,   including  any  expenses  associated  with
preparing reports for the Fund's Board of Directors and expenses of any travel by employees of the Sub-Adviser in connection with such reports as well as any expenses that it may incur in communicating with the New Investment Manager.


     It is expected that the New Sub-Advisory Contract will become effective on May 1, 1997, provided that prior to that date it is approved by the holders of a majority of the outstanding voting securities of the Fund. The new contract will continue in force until May 1, 1998, and from year to year thereafter, providing such continuance is specifically approved by a majority of the Board of Directors of the Fund (including a majority of such directors who are not parties to the New Sub-Advisory Contract or interested persons of any such party). At the time the New Investment Advisory Contract and the New Sub-Advisory Contract become effective, the Existing Lexington Sub-Advisory Contract between the Existing Investment Manager and the Sub-Adviser will automatically terminate. The New Sub-Advisory Contract may be terminated without penalty upon sixty days' written notice by either party or by vote of the Board of Directors or by vote of a majority of the holders of the outstanding voting securities of the Fund. The New Sub-Advisory Contract will automatically terminate in the event of the termination of the New Investment Advisory Contract between the New Investment Manager and the Fund or in the event of its assignment.

     In recommending the approval of the New Sub-Advisory Contract to the shareholders of the Fund the Board of Directors considered such factors as it deemed reasonably necessary, including (1) the nature and quality of the services to be provided to the Fund and the results achieved by the Sub-Adviser over the past two years; (2) the fairness of the compensation of the Sub-Adviser under all agreements with the Sub-Adviser; (3) the financial soundness of the Sub-Adviser to render all necessary services to the Fund; (4) comparative industry advisory fee structures and expense ratios for the Fund including, specifically, the relationship of the proposed advisory fee rates to those typically charged similar mutual funds; and (5) the total fees paid by the Fund, including 12b-1 plan fees. The Board gave equal weight to each of the above factors when considering approval of the Contract.


     The Board of Directors of the Fund unanimously recommends approval of the New Sub-Advisory Contract by a vote in favor of Proposal No. 2. In the event that the proposed contract is not approved, the Board of Directors will meet to consider what action should be taken to present another Sub-Advisory contract for approval.

                       THE PROSPECTIVE INVESTMENT ADVISER

     MFR Advisors, Inc., is located at One Liberty Plaza, New York, New York, 10006. MFR is 100% owned by Maria Fiorini Ramirez, Inc., a New York corporation ("Ramirez"). Security Benefit Life Insurance Company ("SBL") is negotiating with Ramirez to acquire stock rights that would enable SBL to acquire up to 100% of the ownership interest in MFR upon the exercise of such rights. Ramirez was established in August of 1992 to provide economic consulting and through its subsidiary companies, investment advisory and other broker/dealer services. Ramirez is a successor firm to Maria Ramirez Capital Consultants, Inc. which was formed in April 1990 as a subsidiary of John Hancock Freedom Securities Corporation (JHFSC). Maria Fiorini Ramirez owns 100% of the common stock of Ramirez and JHFSC owns 20% of the preferred stock of Ramirez which, under certain circumstances, would be convertible into 20% of the common stock of Ramirez. Security Benefit Life Insurance Company is a mutual life insurance company incorporated under the laws of Kansas with over $15.5 billion of insurance in force.


     MFR has served as sub-adviser to the Fund since its inception on May 1, 1995, providing global investment advisory services to the Fund. MFR seeks to provide superior long-term performance results by combining its noted global economic forecasting with active value-added portfolio management. If the New Investment Advisory Contract, Proposal No. 1, is approved by the stockholders, it is anticipated that MFR will continue to provide such services to the Fund and those additional investment advisory services currently provided by the Existing Investment Manager.


     The names and principal occupations of the executive officers and directors of MFR and their position with the Fund are as follows:

--------------------------------------------------------------------------------
                       PRINCIPAL                POSITION               POSITION
NAME*                  OCCUPATION               WITH MFR               WITH FUND
--------------------------------------------------------------------------------

Maria Fiorini Ramirez  Chief Executive          Chief Executive Officer,  (1)
                       Officer and              and Director
                       President
                       MFR Advisors, Inc.

Bruce Jensen           Executive Vice           Executive Vice President  (1)
                       President                and Director
                       MFR Advisors, Inc.

Timothy F. Downing     Chief Financial Officer  Chief Financial Officer   None
                       MFR Advisors, Inc.       and Director

*All located at One Liberty Plaza, New York, New York 10006.
--------------------------------------------------------------------------------

(1) It is anticipated that Maria Fiorini Ramirez and Bruce Jensen will be appointed as directors of the Fund in the near future.

     MFR acts as investment manager or sub-adviser for the portfolios of registered investment companies with investment objectives similar to the Fund's investment objective of high current income and secondarily, capital appreciation. Set forth below is the name of each such fund, together with information concerning the fund's net assets and the fees paid to MFR for its services.

--------------------------------------------------------------------------------
FUND               RELATIONSHIP  NET ASSETS      ANNUAL RATE      FEE WAIVER OR
NAME               OF MFR        AS OF 12-31-96  OF COMPENSATION  REIMBURSEMENTS
--------------------------------------------------------------------------------

Lexington Ramirez  Sub-Adviser   $29,109,820     .5% of net       None
Global Income                                    assets in
                                                 excess of
                                                 $15 million

SBL Fund -
Series K           Sub-Adviser   $12,743,098     .15% of net      (1)
                                                 assets
--------------------------------------------------------------------------------

(1) MFR voluntarily agreed to waive all fees for fiscal year ended December 31, 1996.

                                THE SUB-ADVISER

     Lexington Management Corporation is a wholly owned subsidiary of Lexington Global Asset Managers, Inc., Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, which is organized as a Delaware corporation, the majority of the common stock of which is owned by descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities.

     The Sub-Adviser has furnished advisory services to the Fund since its inception on May 1, 1995, and it is anticipated that the Sub-Adviser will continue to provide similar services to the Fund under the New Sub-Advisory Agreement, Proposal No. 2, if approved by the shareholders.

     The names and principal occupations of the executive officers and directors of the Sub-Adviser and their positions with the Funds are as follows:

------------------------------------------------------------------------------------------------------------------------
                        PRINCIPAL                                               POSITION WITH             POSITION WITH
NAME*                   OCCUPATION                                              SUB-ADVISER               FUND
------------------------------------------------------------------------------------------------------------------------
ROBERT M. DEMICHELE     President and Director, Lexington Global                Chairman                  None
                        Asset Managers, Inc.; Chairman and                      and Chief
                        Chief Executive Officer, Lexington                      Executive
                        Management Corporation; Chairman                        Officer
                        and Chief Executive Officer, Lexington Funds
                        Distributor, Inc.; Director, Chartwell Re
                        Corporation; Director, The Navigator's
                        Insurance Group, Inc.; Director, Unione
                        Itaiana Reinsurance; Director, Vanguard Cellular
                        Systems, Inc.; Chairman, Lexington Group
                        of Investment Companies; Chairman of the
                        Board, Market Systems Research, Inc. and
                        Market Systems Research Advisors, Inc.
                        (registered investment advisers)

------------------------------------------------------------------------------------------------------------------------
                        PRINCIPAL                                               POSITION WITH             POSITION WITH
NAME*                   OCCUPATION                                              SUB-ADVISER               FUND
------------------------------------------------------------------------------------------------------------------------
Richard  M. Hisey       Chief Financial Officer, Managing Director              Chief Financial           None
                        and Director, Lexington Management                      Officer,
                        Corporation; Executive Vice President and               Managing
                        Chief Financial Officer, Lexington Global               Director and
                        Asset Managers, Inc.; Chief Financial Officer           Director
                        and Vice President, Lexington Group of
                        Investment Companies; Vice President and
                        Treasurer, Market Systems Research Advisors,
                        Inc.; Chief Financial Officer, Vice President
                        and Director, Lexington Funds Distributor, Inc.

Lawrence Kantor         Executive Vice President, Managing                      Executive                 None
                        Director and Director, Lexington                        Vice President,
                        Management Corporation; Executive Vice                  Managing
                        President, General Manager-Mutual Funds,                Director and
                        Lexington Global Asset Managers, Inc.;                  Director
                        Vice President and Director, Lexington Group
                        of Investment Companies; Executive Vice
                        President and Director, Lexington Funds
                        Distributor, Inc.

Stuart S. Richardson    Chairman of the Board, Lexington                        Director                  None
                        Global Asset Managers, Inc.

*All located at P.O. Box 1515, Saddle Brook, New Jersey 07663.
--------------------------------------------------------------------------------

     The Sub-Adviser acts as investment manager or sub-adviser for the portfolios of registered investment companies with investment objectives similar to the Fund's investment objective of high current income and, secondarily, capital appreciation. Set forth below is the name of each of such funds, together with information concerning the fund's net assets and the fees paid to Lexington for its services.

--------------------------------------------------------------------------------
FUND               RELATIONSHIP  NET ASSETS      ANNUAL RATE       FEE WAIVER OR
NAME               OF LEXINGTON  AS OF 12-31-96  OF COMPENSATION  REIMBURSEMENTS
--------------------------------------------------------------------------------

Lexington Ramirez  Adviser       $29,109,820     .50% of net assets    (1)
Global Income

SBL Fund -
  Series K         Sub-Adviser   $12,742,098     .35% of net assets    (2)

--------------------------------------------------------------------------------

(1) Lexington has voluntarily at least until April 30, 1997 undertaken to reimburse the fund, the amount, if any, whereby total expenses of such fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee and operating expenses) exceed 1.50% of the amount of daily net assets of the fund on an annual basis.

(2) Lexington voluntarily waived all fees for the fiscal year ended December 31, 1996.

     The Sub-Adviser also provides certain administrative services to the Fund, pursuant to a Sub-Administrative Agreement, dated September 10, 1993, as amended to include the Fund, effective May 1, 1995. Pursuant to this agreement the Sub-Adviser provides certain accounting functions, the pricing function and related recordkeeping for the Fund and certain other mutual funds for which the Existing Investment Manager acts as fund administrator. For such services the Existing Investment Manager pays the Sub-Adviser annual compensation which consists of an annual base fee of $9,000 per fund (or series of a fund) per contract year, plus the greater of (i) a minimum fee of $47,000 per fund (or series of a fund) per contract year or (ii) an amount equal to the following percentages of the aggregate average daily net assets of the funds/series:

    Average Daily Net Assets of the Combined Funds/Series Compensation
    Less than $500  million ................................  .07%, plus
    $500 million but less than $1 billion ..................  .045%, plus
    $1 billion or more .....................................  .025%

     It is  anticipated  that SMC, the  administrator  for the Fund,  will begin
providing   the   sub-administrative   services   previously   provided  by  the
Sub-Adviser, effective May 1, 1997.

                                  UNDERWRITER


     Security Distributors, Inc., a wholly-owned subsidiary of Security Benefit Group, Inc., is principal underwriter of the Fund and other funds for which the New Investment Manager serves as investment manager.


     The affiliations of various officers and directors of the Fund with MFR Advisors, Inc., the New Investment Manager, and Security Distributors, Inc. are listed in the following table:

--------------------------------------------------------------------------------
                                                              POSITION WITH
                   POSITION WITH     POSITION WITH            SECURITY
NAME(1)            THE FUND          MFR ADVISORS, INC.       DISTRIBUTORS, INC.
--------------------------------------------------------------------------------

James R. Schmank   Vice President         None                Vice President
                   and Treasurer                              and Director

John D. Cleland    President and          None                Vice President
                   Director                                   and Director

Mark E. Young      Vice President         None                Vice President

Amy J. Lee         Secretary              None                Secretary

Brenda M. Harwood  Assistant Secretary    None                Treasurer
                   and Assistant
                   Treasurer
--------------------------------------------------------------------------------

(1) It is anticipated that Maria Fiorini Ramirez and Bruce Jensen will be appointed as directors of Security Income Fund in the future. The affiliations of such persons with MFR are set forth on page 8 and neither will hold any position with Security Distributors, Inc.

     For the fiscal year ended December 31, 1996, the Fund paid $219 in sales commissions to Security Distributors, Inc.

                              PORTFOLIO BROKERAGE

     Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interest of the Fund. In reaching a judgment relative to the qualifications of a broker or dealer to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the New Investment Manager, including consideration of the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, and its reliability and financial condition. The Fund does not anticipate that it will incur a significant amount of brokerage commissions on transactions in fixed income securities because fixed income securities are generally traded on a "net" basis--that is, in principal amount without the addition or deduction of a stated brokerage commission, although the net price usually includes a profit to the dealer. The Fund will deal directly with the selling or purchasing principal without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. The Fund also may purchase portfolio securities in underwritings where the price includes a fixed underwriter's concession or discount. Money market instruments may be purchased directly from the issuer at no commission or discount.

     Portfolio transactions that require a broker may be directed to brokers who furnish investment information or research services to the New Investment Manager. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable registrant to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that the New Investment Manager shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the New Investment Manager with respect to all accounts as to which it exercises investment discretion. The New Investment Manager may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Fund.

     In addition, brokerage transactions may be placed with broker/dealers who sell shares of the Funds managed by the New Investment Manager who may or may not also provide investment information and research services. The New Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of Fund shares in the selection of a broker/dealer.

     Securities held by the Fund may also be held by other investment advisory clients of the New Investment Manager, including other investment companies. When selecting securities for purchase or sale for a Fund, the New Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the New Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the New Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. The Board of Directors has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its stockholders. With respect to the allocation of initial public offerings ("IPOs"), the New Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the New Investment Manager in an IPO. No brokerage commissions were paid by the Fund to an affiliated broker for the year ended December 31, 1996.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following chart lists those shareholders which beneficially own in excess of 5% of the outstanding common stock of the Fund.

--------------------------------------------------------------------------------
                                       NUMBER OF SHARES
                                       BENEFICIALLY OWNED         PERCENTAGE
                                       DIRECTLY OR INDIRECTLY         OF
NAME AND ADDRESS                       AS OF FEBRUARY 28, 1997      CLASS
--------------------------------------------------------------------------------
                                      CLASS A        CLASS B    CLASS A CLASS B

Smith Richardson Foundation, Inc.(1)  163,045.736   None         46.85%    0%
c/o Lexington Management Corporation
P.O. Box 1515
Saddle Brook, New Jersey 07668

Security Benefit Group, Inc.          144,469.254   142,020.064  41.51%  95.86%
700 SW Harrison St.
Topeka, Kansas 66636-0001

(1) The Smith Richardson Foundation, Inc. is a private foundation whose current grant policy focuses on the areas of international and domestic public policy and children and families at risk.
--------------------------------------------------------------------------------

     On February 28, 1997, the Fund's "named executive officers" and directors, individually and as a group, beneficially owned no shares of the Fund.

                             STOCKHOLDER PROPOSALS

     Unless otherwise required under the Investment Company Act of 1940, ordinarily it will not be necessary for the Fund to hold annual Meetings of stockholders. Stockholder proposals must be received at least 120 days prior to the next Meeting of stockholders, whenever held.

                                 OTHER MATTERS

     The audited financial statements of the Fund are found in the Annual Report for the fiscal year ended December 31, 1996, which was mailed to stockholders on or about March 6, 1997.

     The Board of Directors of the Fund is not aware of any other matters to come before the special Meeting of stockholders or any adjournments thereof other than those specified herein. If any other matters should come before the Meeting, it is intended that the persons named as proxies in the enclosed form(s) of proxy, or their substitutes, will vote the proxy in accordance with their best judgment on such matters.

                     By order of the Board of Directors of Security Income Fund,
                                                                      AMY J. LEE
                                                                       Secretary

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY CONTRACT

THIS AGREEMENT, made this _______ day of __________________, 1997, between SECURITY INCOME FUND, a Kansas corporation (the "Fund"), and MFR Advisors, Inc., a New York corporation (the "Adviser"),

WITNESSETH:

WHEREAS, the Fund is engaged in business as an open-end management investment company registered under the Federal Investment Company Act of 1940; and

WHEREAS, the Fund is authorized to issue shares in separate Series, with each such Series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Fund desires to retain the Adviser to render certain investment advisory services hereunder and with respect to Global Aggressive Bond Series of the Fund (the "Series") on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties hereto agree as follows:

1. EMPLOYMENT OF ADVISER. The Fund hereby employs the Adviser to act as investment adviser to the Series of the Fund with respect to the investment of its assets, and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolios of the Series of the Fund, subject always to the supervision of the Board of Directors of the Fund, during the period and upon and subject to the terms and conditions herein set forth. The Adviser hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

     In the event the Fund establishes additional series with respect to which it desires to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services it shall notify the Fund in writing, whereupon such series shall become a Series subject to the terms and conditions hereunder, and to such amended or additional provisions as shall be specifically agreed to by the Fund and the Adviser in accordance with applicable law.

2. INVESTMENT ADVISORY DUTIES. The Adviser shall regularly provide the Series of the Fund with investment research, advice and supervision, continuously furnish an investment program and recommend what securities shall be purchased and sold and what portion of the assets of the series shall be held uninvested and shall arrange for the purchase of securities and other investments for and the sale of securities and other investments held in the portfolio of the Series. All investment advice furnished by the Adviser to the Series under this Section 2 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder, any other applicable provisions of law, and the terms of the registration statements of the Fund under the Securities Act of 1933 and the Investment Company Act of 1940, all as from time to time amended. The Adviser shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Fund's Board of Directors (and any duly appointed committee thereof) with regard to the foregoing matters and the general conduct of the Fund's business.

3.   PORTFOLIO TRANSACTIONS AND BROKERAGE.

     (a) Transactions in portfolio securities shall be effected by the Adviser, through brokers or otherwise, in the manner permitted in this Section 3 and in such manner as the Adviser shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

     (b) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, the Adviser may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change in portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

     (c) Subject to any statements concerning the allocation of brokerage contained in the Fund's prospectus or statement of additional information, the Adviser is authorized to direct the execution of portfolio transactions for the Fund to brokers who furnish investment information or research service to the Adviser. Such allocation shall be in such amounts and proportions as the Adviser may determine. If the transaction is directed to a broker providing brokerage and research services to the Adviser, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, if the Adviser shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

     (d) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, the Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

     (e) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of the Adviser, better price or execution can be obtained in utilizing the services of a broker.

4. ALLOCATION OF EXPENSES AND CHARGES. The Adviser shall provide investment advisory, statistical and research facilities and all clerical services relating to research, statistical and investment work, and shall provide for the compilation and maintenance of such records relating to these functions as shall be required under applicable law and the rules and regulations of the Securities and Exchange Commission.

     Other than as specifically indicated in the preceding sentences, the Adviser shall not be required to pay any expenses of the Fund, and in particular, but without limiting the generality of the foregoing, the Adviser shall not be required to pay office rental or general administrative expenses; Board of Directors' fees; legal, auditing and accounting expenses; insurance premiums; broker's commissions; taxes and governmental fees and any membership dues; fees of custodian, transfer agent, registrar and dividend disbursing agent (if any); expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares of the Fund's capital stock; costs and expenses in connection with the registration of the Fund's capital stock under the Securities Act of 1933 and qualification of the Fund's capital stock under the Blue Sky laws of the states where such stock is offered; costs and expenses in connection with the registration of the Fund under the Investment Company Act of 1940 and all periodic and other reports required thereunder; expenses of preparing, printing and distributing reports, proxy statements, prospectuses, statements of additional information, notices and distributions to stockholders; costs of stationery; costs of stockholder and other Meetings; expenses of maintaining the Fund's corporate existence; and such nonrecurring expenses as may arise including litigation affecting the Fund and the legal obligations the Fund may have to indemnify its officers and directors.

5.   COMPENSATION OF ADVISER.

     (a) As compensation for the services rendered by the Adviser as provided herein, for each of the Fund's fiscal years this Agreement is in effect, the Fund shall pay the Adviser an annual fee equal to .75 percent of the average daily closing value of the net assets of the Series computed on a daily basis. Such fee shall be adjusted and payable monthly. If this Agreement shall be effective for only a portion of a year in which a fee is owed for any Series, then the Adviser's compensation for said year shall be prorated for such portion. For purposes of this Section 5, the value of the net assets of the Series shall be computed in the same manner as the value of such net assets is computed in connection with the determination of the net asset value of the shares of the Fund as described in the Fund's Prospectus and Statement of Additional Information. The net asset value of the Series shall be included in and comprise a part of the net assets of the Fund for purposes of said fee under this Section.


     (b) For each of the Fund's full fiscal years this Agreement remains in force, the Adviser agrees that if the total annual expenses of the Series of the Fund, exclusive of interest and taxes and extraordinary expenses (such as litigation), and distribution fees paid under the Fund's Class B Distribution Plan, but inclusive of the Adviser's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Adviser will contribute to the Series such funds or waive such portion of its fee, adjusted monthly as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Contract shall be effective for only a portion of one of the Series' fiscal years, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by the Series shall not be deemed to be expenses with the meaning of this paragraph
          (b).


6. ADVISER NOT TO RECEIVE COMMISSIONS. In connection with the purchase or sale of portfolio securities for the account of the Fund, neither the Adviser nor any officer or director of the Adviser shall act as principal or receive any compensation from the Fund other than its compensation as provided for in Section 5 above. If the Adviser, or any "affiliated person" (as defined in the Investment Company Act of 1940) receives any cash, credits, commissions or tender fees from any person in connection with transactions in the Fund's portfolio securities (including but not limited to the tender or delivery of any securities held in the Fund's portfolio), the Adviser shall immediately pay such amount to the Fund in cash or as a credit against any then earned but unpaid management fees due by the Fund to the Adviser.

7. LIMITATION OF LIABILITY OF ADVISER. So long as the Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, the Adviser shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect the Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. As used in this Section 7, "Adviser" shall include directors, officers and employees of the Adviser, as well as that corporation itself.

8. OTHER ACTIVITIES NOT RESTRICTED. Nothing in this Agreement shall prevent the Adviser or any officer thereof from acting as investment adviser for any other person, firm, or corporation, nor shall it in any way limit or restrict the Adviser or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for its own accounts or for the accounts of others for whom it may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that the Adviser acts as investment adviser to other investment companies, and it expressly consents to the Adviser acting as such; provided, however, that if in the opinion of the Adviser, particular securities are consistent with the investment objectives of, and are desirable purchases or sales for the portfolios of the Series and one or more of such other investment companies or series of such companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

9. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall become effective on May 1, 1997, provided that on that date it is approved by the holders of a majority of the outstanding voting securities of the Series. This Agreement shall continue in force until May 1, 1998, and for successive 12-month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of Directors of the Fund, and the vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as such terms are defined in the Investment Company Act of 1940) of any such party cast in person at a Meeting of such directors called for the purpose of voting upon such approval, or (b) by the vote of the holders of a majority of the outstanding voting securities of each series of the Fund (as defined in the Investment Company Act of 1940). In the event a majority of the outstanding shares of one series vote for continuance of the Advisory Contract, it will be continued for that series even though the Advisory Contract is not approved by a majority of the outstanding shares of any other series. Upon this Agreement becoming effective, any previous agreement between the Fund and the Adviser providing for investment advisory and management services shall concurrently terminate, except that such termination shall not affect fees accrued and guarantees of expenses with respect to any period prior to termination.

     This Agreement may be terminated at any time as to the Series, without payment of any penalty, by vote of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of that series of the Fund, or by the Adviser, upon 60 days' written notice to the other party.

     This  Agreement  shall   automatically   terminate  in  the  event  of  its
     "assignment" (as defined in the Investment Company Act of 1940).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective corporate officers thereto duly authorized on the day, month and year first above written.

                                       SECURITY INCOME FUND

                                       By
                                         ---------------------------------
                                                     President

ATTEST:

----------------------------------------------
                Secretary

                                       MFR Advisors, Inc.

                                       By
                                         ---------------------------------
                                                     President

ATTEST:

----------------------------------------------
                Secretary

                                                                       EXHIBIT B

                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made this ___ day of ______ 1997, by and between MFR ADVISORS,
INC.,  a  New  York  Corporation  (the  "Adviser"),   and  LEXINGTON  MANAGEMENT
CORPORATION, a Delaware corporation (the "Sub-adviser"),

WITNESSETH:

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser;

WHEREAS, the Adviser is the investment adviser for certain series of the Security Income Fund (the "Fund"), and provides investment advisory services to the Fund on the terms and conditions set forth in an investment advisory contract;

WHEREAS, the Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, (the "1940 Act"), and the rules and regulations promulgated thereunder;

WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Adviser desires to retain the Sub-adviser as the Adviser's agent to furnish certain advisory services to the Global Aggressive Bond Series of the Fund (the "Series"), on the terms and conditions hereinafter set forth.

NOW THEREFORE,  in  consideration  of the mutual  covenants herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

1. APPOINTMENT. The Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Series for the period and on the terms set forth in this Agreement. Sub-adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. INVESTMENT ADVICE. The Sub-adviser shall furnish the Series with investment research and advice consistent with the investment policies set forth in the Prospectus and Statement of Additional Information of the Fund, subject at all times to the policies and control of the Fund's Board of Directors and the supervision of the Adviser. In addition, the Sub-adviser may avail itself of any investment research or advice provided by the Adviser. The Sub-adviser shall give the Series the benefit of its best judgment, efforts and facilities in rendering its services as Sub-adviser.

3. INVESTMENT ANALYSIS AND IMPLEMENTATION. In carrying out its obligation under paragraph 2 hereof, the Sub-adviser shall:

     (a) consult with Adviser concerning which issuers and securities should be represented in the Series' portfolio and regularly report thereon to the Fund's Board of Directors and the Adviser;

     (b) formulate and implement continuing programs for the purchase and sale of the securities of such issuers and regularly report thereon to the Fund's Board of Directors and the Adviser;

     (c) continuously review the Series' security holdings and the investment program and the investment policies of the Series; and

     (d) take, on behalf of the Series, all actions which appear necessary to carry into effect such purchase and sale programs, including the placement of orders for the purchase and sale of securities for the Series.

4. BROKER-DEALER RELATIONSHIPS. The Sub-adviser is responsible for decisions to buy and sell securities for the Series, broker/dealer selection, and negotiation of brokerage commission rates. The Sub-adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. In selecting a broker/dealer to execute each particular transaction, the Sub-adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker/dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker/dealer to the investment performance of the Series on a continuing basis. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Sub-adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. The Sub-adviser is further authorized to place and/or to effect orders with such brokers and dealers who may provide research or statistical material or other services to the Series or to the Sub-adviser. Such allocation shall be in such amounts and proportions as the Sub-adviser shall determine and the Sub-adviser will report on said allocations regularly to the Board of Directors of the Fund and the Adviser indicating the brokers to whom such allocations have been made and the basis therefor.

5. CONTROL BY BOARD OF DIRECTORS. Any investment program undertaken by the Sub-adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-adviser on behalf of the Series pursuant thereto, shall at all times be subject to any directives of the Board of Directors of the Fund.

6. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Sub-adviser shall ensure that the Series complies with:

     (a)  all applicable provisions of the 1940 Act;

     (b) the provisions of the Registration Statement of the Fund, as amended, under the Securities Act of 1933 and the 1940 Act;

     (c) all applicable statutes and regulations necessary to qualify the Series as a Regulated Investment Company under Subchapter M of the Internal Revenue Code (or any successor or similar provision), and shall notify the Adviser immediately upon having a reasonable basis for believing that the Series has ceased to so qualify or that it might not so qualify in the future;

     (d)  the provisions of the Fund's Articles of Incorporation, as amended;

     (e)  the provisions of the Bylaws of the Fund, as amended; and

     (f)  any other applicable provisions of state and federal law.

7. RECORDS. The Sub-adviser hereby agrees to maintain all records relating to its activities and obligations under this Agreement which are required to be maintained by Rule 31a-1 under the 1940 Act and agrees to preserve such records for the periods prescribed by Rule 31a-2 under the Act. The Sub-adviser further agrees that all such records are the property of the Fund and agrees to surrender promptly to the Fund any such records upon the Fund's request.

8. EXPENSES. The expenses connected with the Fund shall be borne by the Sub-adviser as follows:

     (a) The Sub-adviser shall maintain, at its expense and without cost to the Adviser or the Series, a trading function in order to carry out its obligations under subparagraph (d) of paragraph 3 hereof to place orders for the purchase and sale of portfolio securities for the Series.

     (b) The Sub-adviser shall pay any expenses associated with carrying out its obligation under subparagraph (b) of paragraph 2 hereof to prepare reports for the Fund's Board of Directors concerning issuers and securities represented in the Series' portfolio and the expenses of any travel by employees of the Sub-adviser in connection with such reports to the Fund's Board of Directors.

     (c) The Sub-adviser shall pay any expenses that it may incur in communicating with the Adviser in connection with its obligations under this Agreement, including the expenses of telephone calls, special mail services and telecopier charges.

9. DELEGATION OF RESPONSIBILITIES. Upon request of the Adviser and with the approval of the Fund's Board of Directors, the Sub-adviser may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund, and the Sub-adviser's cost in rendering such services may be billed monthly to the Adviser, subject to examination by the Adviser's independent accountants. Payment or assumption by the Sub-adviser of any Fund expense that the Sub-adviser is not required to pay or assume under this Agreement shall not relieve the Adviser or the Sub-adviser of any of their obligations to the Fund or obligate the Sub-adviser to pay or assume any similar Fund expense on any subsequent occasions.

10. DELEGATION OF DUTIES. The Sub-adviser may, at its discretion, delegate, assign or subcontract any of the duties, responsibilities and services governed by this agreement to a third party, whether or not by formal written agreement, provided that such arrangement with a third party has been approved by the Board of Directors of the Fund. The Sub-adviser shall, however, retain ultimate responsibility to the Fund and shall implement such reasonable procedures as may be necessary for assuring that any duties, responsibilities or services so assigned, subcontracted or delegated are performed in conformity with the terms and conditions of this agreement.

11. COMPENSATION. For the services to be rendered and the facilities furnished hereunder, the Adviser shall pay the Sub-adviser an annual fee equal to .20 percent of the average daily closing value of the net assets of the Series, computed on a daily basis. Such fee shall be computed and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Sub-adviser's compensation for said year shall be prorated for such portion. For purposes of this paragraph 11, the value of the net assets of the Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Series' shares as described in the Fund's prospectus and statement of additional information. Payment of the Sub-adviser's compensation for the preceding month shall be made as promptly as possible after the end of each month.

12. NON-EXCLUSIVITY. The services of the Sub-adviser to the Adviser are not to be deemed to be exclusive, and the Sub-adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.

13. TERM. This Agreement shall become effective at the close of business on the date first shown above. It shall remain in force and effect, subject to paragraph 14 hereof for one year from the date hereof.

14. RENEWAL. Following the expiration of its initial year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

     (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

     (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Fund), by votes cast in person at a Meeting specifically called for such purpose.

15. TERMINATION. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Series' outstanding voting securities (as defined in
     Section 2(a)(42) of the 1940 Act), or by the Adviser or by the Sub-adviser on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment" as that term is defined in Section 2(a)(4) of the 1940 Act. This Agreement shall automatically terminate in the event that the investment advisory contract between the Adviser and the Fund is terminated, assigned or not renewed.

16. LIABILITY OF THE SUB-ADVISER. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-adviser or its officers, directors or employees, or reckless disregard by the Sub-adviser of its duties under this Agreement, the Sub-adviser shall not be liable to the Adviser, the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, provided the Sub-adviser has acted in good faith.

17. INDEMNIFICATION. The Adviser and the Sub-adviser each agree to indemnify the other against any claim against, loss, or liability to, such other party (including reasonable attorney's fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.


18. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage-paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Sub-adviser for this purpose shall be Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, and the address of the Adviser for this purpose shall be One Liberty Plaza, New York, New York 10006.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

ATTEST:                                 MFR ADVISORS, INC.

                                        By:
----------------------------------         -------------------------------------
Title:                                           Senior Vice President

ATTEST:                                 LEXINGTON MANAGEMENT CORPORATION

                                        By:
----------------------------------         -------------------------------------
Title:

                                   PROXY CARD

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL NOS. 1 AND 2.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUNDS.

The undersigned, revoking all previous proxies for his or her stock, hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated March 24, 1997, and appoints John D. Cleland, Donald A. Chubb, Jr. and Donald L. Hardesty, and each of them as Proxies, with power of substitution, to vote all stock of Security Income Fund - Global Aggressive Bond Series which the undersigned is entitled to vote at the Fund's Special Meeting of Stockholders to be held at 700 SW Harrison Street, Topeka, Kansas, on Monday, April 28, 1997, at 9:30 a.m., including any adjournments thereof, upon such other business as may be properly brought before the meeting and specifically upon the proposals set out on the following page.

          ------------------------------------------------------
          IMPORTANT:   Stockholders   are  requested  to  mark,
          date,  sign and return the attached Proxy Card to the
          Fund  in  the  postage-paid   envelope  as  early  as
          possible  to  save  the  expense  of a  second  proxy
          mailing.
          ------------------------------------------------------


                           KEEP THIS FOR YOUR RECORDS

Account No.

To vote, mark an X in blue or black ink below.

                                VOTE ON PROPOSALS

 FOR   AGAINST   ABSTAIN    1.  APPROVE A NEW INVESTMENT ADVISORY CONTRACT
 |_|     |_|       |_|          WHICH REPLACES SECURITY MANAGEMENT COMPANY, LLC
                                AS INVESTMENT MANAGER TO THE FUND WITH
                                MFR ADVISORS, INC.

 FOR   AGAINST   ABSTAIN    2.  APPROVE A NEW SUB-ADVISORY CONTRACT BETWEEN
 |_|     |_|       |_|          THE PROSPECTIVE INVESTMENTADVISER,
                                MFR ADVISORS, INC. AND LEXINGTON
                                MANAGEMENT CORPORATION

----------------------  -------------------------------  -----------------------
Signature               Signature (Joint Owners)         Date

PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

                               RETURN THIS PORTION